UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-09397

                                     The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                         Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code:    1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund
Annual Report — December 31, 2012

Morningstar® rated The Gabelli Utilities Fund Class AAA Shares 4 stars overall, 3 stars for the three and ten year periods, and 5 stars for the five year period ended

December 31, 2012 among 75, 75, 55, and 73 Utilities funds, respectively. Morningstar

RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The Gabelli Utilities Fund increased 4.3% compared with an increase of 1.3% for the Standard & Poor’s (“S&P”) 500 Utilities Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

Data in the first quarter of 2012 showed optimistic signs of improving U.S. economic health. This favors economically sensitive and growth oriented sectors more so than defensive oriented groups, such as utilities. The warm winter and resultant decline in natural gas prices negatively impacted the spot and forward power price markets. Some of the larger electric utilities own non-regulated power plants, with margins having been negatively impacted by depressed power prices.

Solid second quarter performance was driven by further declines in interest rates, lower natural gas prices, and healthy earnings and dividend outlooks. First quarter optimism regarding improved U.S. economic health moderated and funds flowed back into the stable utility sector. The rapid development of gas supply in the U.S. shale regions combined with a warm winter brought natural gas prices to as low as $2 per million metric British thermal unit.

During the balance of the year, strong S&P 500 returns reflected a renewed optimism for U.S. economic growth, primarily related to encouraging housing data and improved consumer sentiment. As a result, funds flowed into more cyclical and growth oriented investments relative to the more stable utility sector. The more regulated, or traditional, utilities continue to outperform those with non-regulated exposure to competitive power markets. A long awaited recovery in non-regulated power margins has been further delayed by low gas prices, moderate electric demand growth, and deferred coal plant retirements. Focus on the potential for higher taxes on dividends also deflated enthusiasm for utility stocks.

Some of our better performing stocks during 2012 were General Electric Co. (1.8% of net assets as of December 31, 2012), NextEra Energy Inc. (2.9%), and Edison International (2.0%). Some of our weaker performing stocks were Exelon Corp. (1.3%), CONSOL Energy Inc. (1.3%), and National Fuel Gas Co. (4.5%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert President

February 22, 2013

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception (8/31/99)
	1 Year	5 Year	10 Year
Class AAA (GABUX)	4.29%	3.06%	9.68%	7.36%
S&P 500 Utilities Index	1.29	0.36	10.43	4.78
S&P 500 Index	16.00	1.66	7.10	2.47
Lipper Utility Fund Average	8.04	1.23	10.60	5.35
Class A (GAUAX)	4.26	3.08	9.72	7.39
With sales charge (b)	(1.73)	1.86	9.07	6.92
Class B (GAUBX)	3.31	2.24	8.82	6.73
With contingent deferred sales charge (c)	(1.69)	1.87	8.82	6.73
Class C (GAUCX)	3.46	2.29	8.88	6.77
With contingent deferred sales charge (d)	2.46	2.29	8.88	6.77
Class I (GAUIX)	4.59	3.31	9.81	7.46

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, B, C, and I Shares are 1.40%, 1.40%, 2.15%, 2.15%, and 1.15%, respectively. See page 13 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A, B, and C Shares is 5.75%, 5.00%, and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The value of utility stocks generally changes as long-term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares, and Class C Shares on December 31, 2002 and Class I Shares on January 11, 2008. The actual performance of the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the maximum contingent deferred sales charge (CDSC). The maximum CDSC for Class B Shares is 5% which is gradually reduced to 0% after six years.

(d)   Assuming payment of the 1% maximum CDSC imposed on redemptions made within one year of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI UTILITIES FUND (CLASS AAA SHARES), S&P 500 UTILITIES INDEX, AND LIPPER UTILITY FUND AVERAGE (Unaudited)

*	Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Utilities Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$1,024.80	1.37%	$ 6.97
Class A	$1,000.00	$1,024.60	1.37%	$ 6.97
Class B	$1,000.00	$1,020.40	2.09%	$10.61
Class C	$1,000.00	$1,020.10	2.12%	$10.77
Class I	$1,000.00	$1,026.30	1.13%	$ 5.76
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.25	1.37%	$ 6.95
Class A	$1,000.00	$1,018.25	1.37%	$ 6.95
Class B	$1,000.00	$1,014.63	2.09%	$10.58
Class C	$1,000.00	$1,014.48	2.12%	$10.74
Class I	$1,000.00	$1,019.46	1.13%	$ 5.74
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The Gabelli Utilities Fund

Energy and Utilities	61.3%
Communications	18.7%
U.S. Government Obligations	12.6%
Other	8.0%
Other Assets and Liabilities (Net)	(0.6)%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 87.8%
	ENERGY AND UTILITIES — 61.1%
	Energy and Utilities: Alternative Energy — 0.1%
300,000	Algonquin Power & Utilities Corp.	$ 1,465,933	$ 2,062,934
26,000	Ormat Industries Ltd.	196,547	155,224
65,000	Ormat Technologies Inc.	1,686,047	1,253,200

		3,348,527	3,471,358

	Energy and Utilities: Electric Integrated — 30.7%
10,000	AES Tiete SA, Preference	144,154	115,214
345,000	ALLETE Inc.	12,616,927	14,138,100
108,000	Alliant Energy Corp.	3,566,037	4,742,280
720,000	Ameren Corp.	23,029,351	22,118,400
20,000	American DG Energy Inc.†	32,051	46,200
1,080,191	American Electric Power Co. Inc.	41,914,882	46,102,552
7,001	Atlantic Power Corp.†	112,405	79,744
250,000	Avista Corp.	5,740,248	6,027,500
805,000	Black Hills Corp.	23,291,892	29,253,700
35,000	Cleco Corp.	721,890	1,400,350
60,000	CMS Energy Corp.	402,675	1,462,800
253,300	Dominion Resources Inc.	10,675,215	13,120,940
5,000	DTE Energy Co.	196,215	300,250
450,001	Duke Energy Corp.	22,745,825	28,710,064
1,130,000	Edison International	39,608,652	51,064,700
795,000	El Paso Electric Co.	17,400,080	25,368,450
6,000	Entergy Corp.	301,271	382,500
1,130,000	Exelon Corp.	40,384,119	33,606,200
620,000	FirstEnergy Corp.	20,289,723	25,891,200
60,000	Fortis Inc.	1,955,412	2,064,140
1,540,000	Great Plains Energy Inc.	32,419,286	31,277,400
1,170,000	Hawaiian Electric Industries Inc.	28,521,386	29,413,800
40,000	IDACORP Inc.	1,593,753	1,734,000
298,000	Integrys Energy Group Inc.	14,768,630	15,561,560
26,000	ITC Holdings Corp.	1,895,847	1,999,660
229,000	MGE Energy Inc.	7,448,594	11,667,550
1,090,000	NextEra Energy Inc.	55,729,281	75,417,100
245,000	NiSource Inc.	5,350,252	6,098,050
805,085	NorthWestern Corp.	23,529,521	27,960,602
100,000	NV Energy Inc.	1,553,461	1,814,000
358,000	OGE Energy Corp.	10,636,541	20,158,980
580,000	Otter Tail Corp.	13,415,552	14,500,000
143,000	Pepco Holdings Inc.	2,876,373	2,804,230
117,550	PG&E Corp.	4,159,370	4,723,159
355,000	Pinnacle West Capital Corp.	14,784,308	18,097,900
1,620,000	PNM Resources Inc.	20,054,951	33,226,200
75,000	PPL Corp.	1,872,001	2,147,250
200,000	Public Service Enterprise Group Inc.	5,794,479	6,120,000
685,000	SCANA Corp.	27,347,922	31,263,400
1,375,032	TECO Energy Inc.	24,843,150	23,045,536

Shares		Cost	Market Value
410,062	The Empire District Electric Co.	$ 8,359,189	$ 8,357,064
553,000	The Southern Co.	20,659,354	23,673,930
38,000	Unitil Corp.	936,401	984,960
226,075	UNS Energy Corp.	6,542,951	9,590,101
540,000	Vectren Corp.	15,081,750	15,876,000
970,000	Westar Energy Inc.	22,923,451	27,761,400
710,000	Wisconsin Energy Corp.	17,299,141	26,163,500
355,000	Xcel Energy Inc.	7,458,110	9,482,050

		662,984,029	786,914,666

	Energy and Utilities: Electric Transmission and Distribution — 3.9%
437,600	CH Energy Group Inc.	20,284,763	28,540,272
489,550	Consolidated Edison Inc.	24,312,533	27,189,607
1,085,000	Northeast Utilities	26,014,099	42,401,800
19,000	UIL Holdings Corp.	577,439	680,390

		71,188,834	98,812,069

	Energy and Utilities: Global Utilities — 2.2%
27,000	Chubu Electric Power Co. Inc.	630,066	358,400
26,000	E.ON SE	831,526	483,553
12,004	EDF SA	268,995	221,510
5,000	EDP - Energias de Portugal SA, ADR	134,159	153,300
200,000	Electric Power Development Co. Ltd.	4,991,198	4,727,881
12,000	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference	226,284	98,461
190,000	Emera Inc.	4,704,398	6,635,770
35,000	Enagas SA	916,226	745,644
208,000	Endesa SA	5,440,892	4,631,679
230,000	Enel SpA	1,285,148	952,666
58,800	GDF Suez, Strips†	0	78
235,000	Hera SpA	434,700	379,673
65,000	Hokkaido Electric Power Co. Inc.	1,162,872	784,787
35,000	Hokuriku Electric Power Co.	621,814	412,882
185,000	Huaneng Power International Inc., ADR	4,990,614	6,872,750
70,000	Iberdrola SA, ADR	2,463,795	1,492,400
50,192	Iberdrola SA, London†	617,879	269,961
49,808	Iberdrola SA, Madrid	316,529	275,798
405,000	Korea Electric Power Corp., ADR†	5,392,840	5,657,850
60,000	Kyushu Electric Power Co. Inc.	1,121,628	680,787
17,000	National Grid plc, ADR	768,389	976,480
3,000	Niko Resources Ltd.	24,611	32,120
3,000	Noble Energy Inc.	280,577	305,220
98,000	Red Electrica Corporacion SA	4,640,856	4,824,974

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Global Utilities (Continued)
24,000	Shikoku Electric Power Co. Inc.	$ 473,574	$ 380,908
2,000	Snam SpA	8,967	9,277
90,000	Statoil ASA	2,314,361	2,250,911
735,000	Talisman Energy Inc.	12,505,796	8,327,550
24,000	The Chugoku Electric Power Co. Inc.	457,538	374,814
170,000	The Kansai Electric Power Co. Inc.	3,488,508	1,779,766
55,000	The Tokyo Electric Power Co. Inc.†	208,402	130,779
165,000	Tohoku Electric Power Co. Inc.†	2,880,398	1,529,347

		64,603,540	56,757,976

	Energy and Utilities: Merchant Energy — 1.7%
40,000	GenOn Energy Inc. - Old, Escrow†(a)	0	0
15,000	GenOn Energy Inc., Escrow†(a)	0	0
222,904	NRG Energy Inc.	5,326,075	5,124,563
3,640,074	The AES Corp.	43,104,809	38,948,792

		48,430,884	44,073,355

	Energy and Utilities: Natural Gas Integrated — 11.2%
52,000	Apache Corp.	5,077,002	4,082,000
72,000	Atlas Energy LP	1,459,227	2,501,280
22,000	Celtic Exploration Ltd.†	587,930	581,462
46,300	Devon Energy Corp.	2,936,480	2,409,452
21,000	Energen Corp.	271,496	946,890
1,035,000	Energy Transfer Equity LP	23,720,324	47,071,800
160,000	Hess Corp.	10,127,304	8,473,600
940,000	Kinder Morgan Inc.	26,349,043	33,210,200
200,000	McMoRan Exploration Co.†	3,100,710	3,210,000
2,265,074	National Fuel Gas Co.	117,121,865	114,816,601
330,000	Nexen Inc.	8,375,651	8,890,200
289,011	Northwest Natural Gas Co.	13,273,738	12,774,286
596,000	ONEOK Inc.	9,726,913	25,479,000
15,000	Plains Exploration & Production Co.†	664,930	704,100
600,000	Spectra Energy Corp.	13,136,488	16,428,000
210,000	UGI Corp.	6,446,732	6,869,100

		242,375,833	288,447,971

	Energy and Utilities: Natural Gas Utilities — 4.9%
126,000	AGL Resources Inc.	4,911,976	5,036,220
100,000	Atmos Energy Corp.	2,753,572	3,512,000
86,000	CenterPoint Energy Inc.	1,624,843	1,655,500
40,000	Chesapeake Utilities Corp.	1,175,326	1,816,000
1,020,000	CONSOL Energy Inc.	39,750,583	32,742,000

Shares		Cost	Market Value
325,033	Corning Natural Gas Corp.(b)	$ 3,701,660	$ 4,973,001
152,000	Delta Natural Gas Co. Inc.	2,230,382	2,971,600
72,000	Piedmont Natural Gas Co. Inc.	1,793,795	2,254,320
48,000	Questar Corp.	853,212	948,480
44,000	RGC Resources Inc.	701,712	836,880
70,000	South Jersey Industries Inc.	1,982,945	3,523,100
1,181,000	Southwest Gas Corp.	37,952,119	50,086,210
272,000	The Laclede Group Inc.	9,371,301	10,501,920
94,000	WGL Holdings Inc.	3,776,960	3,683,860

		112,580,386	124,541,091

	Energy and Utilities: Natural Resources — 2.0%
14,000	Alliance Holdings GP LP	276,626	666,120
61,300	Anadarko Petroleum Corp.	4,170,441	4,555,203
331,000	BP plc, ADR	14,712,292	13,782,840
235,000	Cameco Corp.	5,165,948	4,634,200
18,000	Compania de Minas Buenaventura SA, ADR	205,537	647,100
280,260	Mueller Industries Inc.	11,066,711	14,021,408
52,000	Occidental Petroleum Corp.	4,135,291	3,983,720
170,000	Peabody Energy Corp.	4,635,618	4,523,700
160,000	Tullow Oil plc	3,420,724	3,277,506
30,000	Uranium One Inc.†	83,315	70,876

		47,872,503	50,162,673

	Energy and Utilities: Services — 1.3%
400,000	ABB Ltd., ADR	5,976,121	8,316,000
40,000	Areva SA†	1,464,035	676,874
75,000	Halliburton Co.	1,752,360	2,601,750
58,000	Lufkin Industries Inc.	3,014,020	3,371,540
35,000	MDU Resources Group Inc.	760,550	743,400
59,000	Patterson-UTI Energy Inc.	910,845	1,099,170
91,000	Rowan Companies plc, Cl. A†	3,194,713	2,845,570
12,000	Tenaris SA, ADR	277,440	503,040
1,200,282	Weatherford International Ltd.†	18,595,987	13,431,156

		35,946,071	33,588,500

	Energy and Utilities: Water — 1.0%
4,000	American States Water Co.	110,252	191,920
115,000	American Water Works Co. Inc.	2,539,962	4,269,950
440,000	Aqua America Inc.	9,096,742	11,184,800
4,500	California Water Service Group	78,970	82,575
10,500	Connecticut Water Service Inc.	264,790	312,690
6,000	Consolidated Water Co. Ltd.	79,766	44,400
18,800	Middlesex Water Co.	332,234	367,728
249,734	SJW Corp.	6,143,319	6,642,924
89,000	The York Water Co.	1,239,521	1,563,730

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Energy and Utilities: Water (Continued)
15,000	United Utilities Group plc, ADR	$ 342,208	$ 331,050

		20,227,764	24,991,767

	Diversified Industrial — 2.1%
2,175,000	General Electric Co.	39,403,796	45,653,250
200,000	Mueller Water Products Inc., Cl. A	797,540	1,122,000
57,000	Park-Ohio Holdings Corp.†	985,688	1,214,670
220,000	Tyco International Ltd.	5,703,071	6,435,000

		46,890,095	54,424,920

	Environmental Services — 0.0%
10,000	Covanta Holding Corp.	175,930	184,200
80,750	Veolia Environnement SA	1,276,768	975,800

		1,452,698	1,160,000

	TOTAL ENERGY AND UTILITIES	1,357,901,164	1,567,346,346

	COMMUNICATIONS — 18.7%
	Cable and Satellite — 6.6%
1,910,000	British Sky Broadcasting Group plc	20,848,659	23,797,822
1,635,000	Cablevision Systems Corp., Cl. A	23,592,515	24,426,900
160,000	Charter Communications Inc., Cl. A†	8,395,939	12,198,400
25,000	Cogeco Cable Inc.	684,204	956,318
70,000	Cogeco Inc.	1,589,491	2,377,199
76,000	Comcast Corp., Cl. A	1,633,462	2,840,880
850,000	Comcast Corp., Cl. A, Special	19,064,869	30,557,500
90,000	DIRECTV†	2,877,293	4,514,400
810,000	DISH Network Corp., Cl. A	16,230,949	29,484,000
341,000	EchoStar Corp., Cl. A†	7,161,842	11,669,020
175,000	Liberty Global Inc., Cl. A†	4,622,933	11,023,250
75,000	Rogers Communications Inc., Cl. B	1,827,565	3,414,000
12,000	Shaw Communications Inc., Cl. B	148,195	275,760
119,000	Time Warner Cable Inc.	6,227,723	11,565,610
45,000	Tokyo Broadcasting System Holdings Inc.	628,568	469,556

		115,534,207	169,570,615

	Computer Services Software and Systems — 0.2%
410,025	EarthLink Inc.	3,044,231	2,648,761
300,026	Internap Network Services Corp.†	1,934,629	2,082,180

		4,978,860	4,730,941

Shares		Cost	Market Value
	Telecommunications — 9.0%
900,000	AT&T Inc.	$ 26,081,392	$ 30,339,000
110,000	Atlantic Tele-Network Inc.	3,955,309	4,038,100
610,000	BCE Inc.	17,773,452	26,193,400
105,000	Belgacom SA	3,392,328	3,077,514
10,755,700	Cable & Wireless Communications plc	6,275,942	6,176,417
2,950,000	Cincinnati Bell Inc.†	9,739,169	16,166,000
30,000	Deutsche Telekom AG	369,826	340,351
800,000	Deutsche Telekom AG, ADR	11,258,835	9,089,600
18,000	Koninklijke KPN NV, ADR	250,084	89,640
10,000	Level 3 Communications Inc.†	203,308	231,100
115,000	Loral Space & Communications Inc.	4,256,890	6,285,900
800	Mobistar SA	24,907	20,475
152,000	Nippon Telegraph & Telephone Corp.	7,519,802	6,368,789
360,000	Orascom Telecom Holding SAE, GDR†(c)	1,464,194	1,129,680
330,000	Orascom Telecom Media and Technology Holding SAE, GDR(d)	534,301	138,600
63,500	Philippine Long Distance Telephone Co., ADR	3,358,392	3,893,185
225,000	Portugal Telecom SGPS SA	1,808,272	1,113,417
225,000	Portugal Telecom SGPS SA, ADR	1,795,769	1,120,500
2,000	PT Indosat Tbk	1,061	1,338
2,300,000	Singapore Telecommunications Ltd.	5,695,042	6,213,417
950,000	Sprint Nextel Corp.†	3,889,190	5,386,500
118,000	Swisscom AG, ADR	4,272,687	5,103,500
8,000	Tele2 AB, Cl. B	141,042	144,053
150,000	Telecom Italia SpA, ADR	2,063,725	1,357,500
232,500	Telefonica Brasil SA, ADR	4,193,042	5,593,950
339,394	Telefonica SA, ADR	7,380,266	4,578,425
440,000	Telekom Austria AG	5,825,794	3,333,685
350,000	Telenet Group Holding NV	15,788,153	16,469,773
560,000	Telephone & Data Systems Inc.	15,428,541	12,398,400
433,000	tw telecom inc.†	7,677,705	11,028,510
870,000	Verizon Communications Inc.	29,048,043	37,644,900
600,000	VimpelCom Ltd., ADR	7,582,376	6,294,000

		209,048,839	231,359,619

	Wireless Communications — 2.9%
38,000	America Movil SAB de CV, Cl. L, ADR	576,215	879,320
63,000	China Mobile Ltd., ADR	2,481,879	3,699,360
53,000	China Unicom Hong Kong Ltd., ADR	697,639	863,370

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS (Continued)
	Wireless Communications (Continued)
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	$ 19	$ 92
54,028	Millicom International Cellular SA	5,231,702	4,624,797
174,000	Millicom International Cellular SA, SDR	13,230,199	15,050,399
6,500	Mobile TeleSystems OJSC, ADR	86,498	121,225
405,000	NII Holdings Inc.†	9,410,126	2,887,650
4,600	NTT DoCoMo Inc.	7,206,136	6,583,944
140,000	SK Telecom Co. Ltd., ADR	2,493,493	2,216,200
400	SmarTone Telecommunications Holdings Ltd.	207	727
16,812	Tim Participacoes SA, ADR	277,353	333,214
310,000	Turkcell Iletisim Hizmetleri A/S, ADR†	4,373,984	5,003,400
350,000	United States Cellular Corp.†	15,693,334	12,334,000
740,000	Vodafone Group plc, ADR	18,040,547	18,640,600

		79,799,331	73,238,298

	TOTAL COMMUNICATIONS	409,361,237	478,899,473

	OTHER — 8.0%
	Aerospace — 1.5%
250,031	Exelis Inc.	3,253,962	2,817,849
2,278,000	Rolls-Royce Holdings plc	19,881,512	32,324,001
50,000	The Boeing Co.	3,162,842	3,768,000

		26,298,316	38,909,850

	Aviation: Parts and Services — 0.2%
135,000	Curtiss-Wright Corp.	4,404,604	4,432,050

	Building and Construction — 0.1%
16,000	Acciona SA	2,059,030	1,187,117
46,000	Texas Industries Inc.†	1,558,209	2,346,460

		3,617,239	3,533,577

	Business Services — 0.5%
1,400,015	Clear Channel Outdoor Holdings Inc., Cl. A	7,933,019	9,828,105
70,000	Macquarie Infrastructure Co. LLC	1,571,300	3,189,200
12,000	McGrath RentCorp.	318,670	348,240

		9,822,989	13,365,545

	Consumer Services — 0.2%
80,000	The ADT Corp.	2,794,898	3,719,200

	Diversified Industrial — 1.5%
20,000	Bouygues SA	597,468	591,341
20,000	Donaldson Co. Inc.	671,060	656,800

Shares		Cost	Market Value
69,731	Eaton Corp. plc	$ 3,619,429	$ 3,779,420
142,000	ITT Corp.	3,051,274	3,331,320
32,000	Pentair Ltd.	1,377,462	1,572,800
12,000	Raven Industries Inc.	293,571	316,320
15,000	Svenska Cellulosa AB, Cl. A	254,598	325,458
445,000	The Shaw Group Inc.†	17,779,060	20,741,450
138,000	Trinity Industries Inc.	3,961,875	4,943,160
121,000	Twin Disc Inc.	3,466,885	2,109,030

		35,072,682	38,367,099

	Electronics — 0.4%
453,461	Corning Inc.	5,610,498	5,722,678
95,000	LSI Corp.†	768,550	672,600
113,000	Texas Instruments Inc.	3,723,263	3,496,220

		10,102,311	9,891,498

	Entertainment — 1.2%
470,000	Grupo Televisa SAB, ADR	10,715,338	12,492,600
800,001	Vivendi SA	19,687,019	17,898,642

		30,402,357	30,391,242

	Financial Services — 0.2%
140,000	Kinnevik Investment AB, Cl. A	2,822,117	3,011,771
27,000	Kinnevik Investment AB, Cl. B	478,694	563,404
30,027	WR Berkley Corp.	1,141,459	1,133,219

		4,442,270	4,708,394

	Health Care — 0.0%
12,000	Tsumura & Co.	261,956	361,517

	Machinery — 0.8%
38,000	Astec Industries Inc.	1,136,357	1,266,540
12,000	Flowserve Corp.	1,296,391	1,761,600
70,028	Robbins & Myers Inc.	4,181,859	4,163,165
50,037	The Gorman-Rupp Co.	1,406,660	1,492,604
415,000	Xylem Inc.	11,744,983	11,246,500

		19,766,250	19,930,409

	Metals and Mining — 0.2%
30,000	Freeport-McMoRan Copper & Gold Inc.	926,445	1,026,000
39,000	Haynes International Inc.	1,908,107	2,022,930
56,000	Materion Corp.	1,469,464	1,443,680
12,000	Vulcan Materials Co.	488,427	624,600

		4,792,443	5,117,210

	Specialty Chemicals — 0.1%
66,000	The Dow Chemical Co.	1,991,231	2,133,120

	Transportation — 1.1%
480,000	GATX Corp.	15,164,274	20,784,000
126,500	Kirby Corp.†	6,766,658	7,829,085

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Transportation (Continued)
22,014	Providence and Worcester Railroad Co.	$ 316,045	$ 306,215

		22,246,977	28,919,300

	TOTAL OTHER	176,016,523	203,780,011

	TOTAL COMMON STOCKS	1,943,278,924	2,250,025,830

	CONVERTIBLE PREFERRED STOCKS — 0.0%
	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
18,000	Cincinnati Bell Inc., 6.750% Cv. Pfd., Ser. B	588,832	783,900

	WARRANTS — 0.2%
	ENERGY AND UTILITIES — 0.2%
	Energy and Utilities: Natural Gas Integrated — 0.2%
1,450,000	Kinder Morgan Inc., expire 05/25/17†	2,406,355	5,481,000

	COMMUNICATIONS — 0.0%
	Telecommunications — 0.0%
86,000	Bharti Airtel Ltd., expire 09/19/13†(d)	581,549	495,874

	TOTAL WARRANTS	2,987,904	5,976,874

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 12.6%
$323,527,000	U.S. Treasury Bills, 0.100% to 0.150%††, 01/31/13 to 06/13/13	323,424,138	323,471,692

	TOTAL INVESTMENTS — 100.6%	$2,270,279,798	2,580,258,296

	Other Assets and Liabilities (Net) — (0.6)%		(16,290,702)

	NET ASSETS — 100.0%		$2,563,967,594

(a)

Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $0 or 0.00% of net assets.

(b)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2012, the market value of the Regulation S security amounted to $1,129,680 or 0.04% of net assets, which was valued under methods approved by the Board of Trustees as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
360,000	Orascom Telecom Holding SAE, GDR	05/05/09	$ 1,464,194	$3.1380

(d)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $634,474 or 0.02% of net assets.

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt
Strips	Regular income payment portion of the security traded separately from the principal portion of the security.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $2,266,578,138)	$2,575,285,295
Investments in affiliates, at value (cost $3,701,660)	4,973,001
Receivable for Fund shares sold	6,516,695
Receivable for investments sold	352,130
Dividends receivable	3,660,257
Prepaid expenses	126,687

Total Assets	2,590,914,065

Liabilities:
Payable to custodian	1,446,364
Distributions payable	2,536
Payable for investments purchased	1,650,105
Payable for Fund shares redeemed	19,678,502
Payable for investment advisory fees	2,208,106
Payable for distribution fees	1,084,237
Payable for accounting fees	3,750
Other accrued expenses	872,871

Total Liabilities	26,946,471

Net Assets (applicable to 496,221,502 shares outstanding)	$2,563,967,594

Net Assets Consist of:
Paid-in capital	$2,261,260,770
Undistributed net investment income	2,437,143
Accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(9,706,497)
Net unrealized appreciation on investments	309,978,498
Net unrealized depreciation on foreign currency translations	(2,320)

Net Assets	$2,563,967,594

Shares of Capital Stock, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($590,457,459 ÷ 108,776,219 shares outstanding)	$5.43
Class A:
Net Asset Value and redemption price per share ($931,576,808 ÷ 170,099,469 shares outstanding)	$5.48
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$5.81
Class B:
Net Asset Value and offering price per share ($16,266 ÷ 3,520 shares outstanding)	$4.62	(a)
Class C:
Net Asset Value and offering price per share ($880,502,530 ÷ 188,074,021 shares outstanding)	$4.68	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($161,414,531 ÷ 29,268,273 shares outstanding)	$5.52

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends - Unaffiliated (net of foreign withholding taxes of $1,236,661)	$ 73,167,181
Dividends - Affiliated	147,348
Interest	451,505

Total Investment Income	73,766,034

Expenses:
Investment advisory fees	26,736,231
Distribution fees - Class AAA	1,615,652
Distribution fees - Class A	2,404,942
Distribution fees - Class B	425
Distribution fees - Class C	9,210,382
Shareholder services fees	2,128,597
Shareholder communications expenses	523,488
Custodian fees	285,492
Registration expenses	226,370
Trustees’ fees	137,330
Legal and audit fees	120,270
Accounting fees	45,000
Miscellaneous expenses	159,159

Total Expenses	43,593,338

Less:
Custodian fee credits	(1,086)

Net Expenses	43,592,252

Net Investment Income	30,173,782

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	45,241,370
Net realized loss on swap contracts	(565,965)
Net realized loss on foreign currency transactions	(179,594)

Net realized gain on investments, swap contracts, and foreign currency transactions	44,495,811

Net change in unrealized appreciation/depreciation:
on investments	30,572,211
on swap contracts	(3,561)
on foreign currency translations	2,916

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	30,571,566

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	75,067,377

Net Increase in Net Assets Resulting from Operations	$105,241,159

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2012	Year Ended December 31, 2011
Operations:
Net investment income	$ 30,173,782	$ 22,273,891
Net realized gain/(loss) on investments, swap contracts, and foreign currency transactions	44,495,811	(141,159)
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	30,571,566	126,761,297

Net Increase in Net Assets Resulting from Operations	105,241,159	148,894,029

Distributions to Shareholders:
Net investment income
Class AAA	(6,234,834)	(5,620,486)
Class A	(9,263,394)	(7,302,389)
Class B	(450)	(1,978)
Class C	(10,202,512)	(8,188,987)
Class I	(1,413,393)	(678,227)

	(27,114,583)	(21,792,067)

Net realized gain
Class AAA	(10,951,800)	(928,904)
Class A	(16,271,619)	(1,206,874)
Class B	(790)	(327)
Class C	(17,921,228)	(1,353,403)
Class I	(2,482,697)	(112,092)

	(47,628,134)	(3,601,600)

Return of capital
Class AAA	(76,971,628)	(70,161,223)
Class A	(114,360,476)	(91,156,616)
Class B	(5,552)	(24,690)
Class C	(125,954,282)	(102,224,131)
Class I	(17,448,934)	(8,466,394)

	(334,740,872)	(272,033,054)

Total Distributions to Shareholders	(409,483,589)	(297,426,721)

Shares of Beneficial Interest Transactions:
Class AAA	(29,386,029)	326,485,860
Class A	93,819,409	454,942,033
Class B	(109,982)	(97,528)
Class C	101,306,398	420,369,134
Class I	81,154,864	58,405,682

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	246,784,660	1,260,105,181

Redemption Fees	2,612	9,890

Net Increase/(Decrease) in Net Assets	(57,455,158)	1,111,582,379
Net Assets:
Beginning of period	2,621,422,752	1,509,840,373

End of period (including undistributed net investment income of $2,437,143 and $137,742, respectively)	$2,563,967,594	$2,621,422,752

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions								Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2012	$6.03	$0.08	$0.16	$0.24	$(0.05)	$(0.10)	$(0.69)	$(0.84)	$0.00	$5.43	4.3%	$590,457	1.36%	1.39%	15%
2011	6.38	0.08	0.41	0.49	(0.06)	(0.01)	(0.77)	(0.84)	0.00	6.03	8.0	686,609	1.32	1.40	22
2010	6.46	0.11	0.65	0.76	(0.11)	—	(0.73)	(0.84)	0.00	6.38	13.0	396,063	1.73	1.43	19
2009	6.43	0.16	0.71	0.87	(0.13)	—	(0.71)	(0.84)	0.00	6.46	15.5	189,534	2.57	1.47	12
2008	9.08	0.15	(1.96)	(1.81)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.43	(20.9)	123,864	1.92	1.43	19
Class A
2012	$6.08	$0.08	$0.16	$0.24	$(0.05)	$(0.10)	$(0.69)	$(0.84)	$0.00	$5.48	4.3%	$931,577	1.37%	1.39%	15%
2011	6.42	0.08	0.42	0.50	(0.06)	(0.01)	(0.77)	(0.84)	0.00	6.08	8.2	936,899	1.32	1.40	22
2010	6.50	0.11	0.65	0.76	(0.11)	—	(0.73)	(0.84)	0.00	6.42	12.9	527,981	1.73	1.43	19
2009	6.46	0.16	0.72	0.88	(0.13)	—	(0.71)	(0.84)	0.00	6.50	15.6	278,607	2.58	1.47	12
2008	9.12	0.15	(1.97)	(1.82)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.46	(20.9)	202,112	1.92	1.43	19
Class B
2012	$5.30	$0.01	$0.15	$0.16	$(0.05)	$(0.10)	$(0.69)	$(0.84)	$0.00	$4.62	3.3%	$ 16	0.18%	2.14%	15%
2011	5.74	0.03	0.37	0.40	(0.06)	(0.01)	(0.77)	(0.84)	0.00	5.30	7.3	131	0.54	2.15	22
2010	5.94	0.06	0.58	0.64	(0.11)	—	(0.73)	(0.84)	0.00	5.74	12.0	246	0.99	2.18	19
2009	6.02	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.94	14.7	246	1.86	2.22	12
2008	8.63	0.09	(1.86)	(1.77)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.02	(21.6)	243	1.16	2.18	19
Class C
2012	$5.35	$0.03	$0.14	$0.17	$(0.05)	$(0.10)	$(0.69)	$(0.84)	$0.00	$4.68	3.5%	$880,503	0.62%	2.14%	15%
2011	5.79	0.03	0.37	0.40	(0.06)	(0.01)	(0.77)	(0.84)	0.00	5.35	7.3	901,840	0.57	2.15	22
2010	5.98	0.06	0.59	0.65	(0.11)	—	(0.73)	(0.84)	0.00	5.79	12.1	544,110	0.98	2.18	19
2009	6.06	0.10	0.66	0.76	(0.13)	—	(0.71)	(0.84)	0.00	5.98	14.6	319,960	1.84	2.22	12
2008	8.67	0.09	(1.86)	(1.77)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.06	(21.5)	256,517	1.17	2.18	19
Class I
2012	$6.10	$0.10	$0.16	$0.26	$(0.05)	$(0.10)	$(0.69)	$(0.84)	$0.00	$5.52	4.6%	$161,415	1.68%	1.14%	15%
2011	6.43	0.10	0.41	0.51	(0.06)	(0.01)	(0.77)	(0.84)	0.00	6.10	8.3	95,944	1.58	1.15	22
2010	6.49	0.12	0.66	0.78	(0.11)	—	(0.73)	(0.84)	0.00	6.43	13.3	41,440	1.97	1.18	19
2009	6.44	0.17	0.72	0.89	(0.13)	—	(0.71)	(0.84)	0.00	6.49	15.8	16,381	2.82	1.22	12
2008(c)	8.94	0.16	(1.82)	(1.66)	(0.12)	(0.02)	(0.70)	(0.84)	0.00	6.44	(19.6)	7,416	2.34(d)	1.18(d)	19

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than a year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements

1. Organization. The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 31, 1999. The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income.

The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
ENERGY AND UTILITIES Energy and Utilities: Merchant Energy	$ 44,073,355	—	$ 0	$ 44,073,355
Other Industries (a)	1,523,272,991	—	—	1,523,272,991
COMMUNICATIONS (a)	478,899,473	—	—	478,899,473
OTHER (a)	203,780,011	—	—	203,780,011
Total Common Stocks	2,250,025,830	—	0	2,250,025,830
Convertible Preferred Stocks (a)	783,900	—	—	783,900
Warrants (a)	5,481,000	$ 495,874	—	5,976,874
U.S. Government Obligations	—	323,471,692	—	323,471,692
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,256,290,730	$323,967,566	$ 0	$2,580,258,296

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The Fund held an equity contract for difference swap agreement with The Goldman Sachs Group, Inc. through July 16, with an average monthly notional amount while it was outstanding of approximately $29,810,768. At December 31, 2012, the Fund held no investments in equity contract for difference swap agreements.

For the year ended December 31, 2012, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses, recharacterization of distributions, and the tax treatment of swap gains/losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease undistributed net investment income by $759,798 and increase accumulated distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions by $733,159, with an offsetting adjustment to paid-in capital.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$ 49,792,751	$ 25,393,667
Long-term capital gains	24,949,966	—
Return of capital	334,740,872	272,033,054
Total distributions paid	$409,483,589	$297,426,721

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, and may cause such gains to be treated as ordinary income. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future. The current annualized rate is $0.84 per share.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$302,709,360
Other temporary differences (a)	(2,536)
Total	$302,706,824

(a)	Other temporary differences are primarily due to adjustments on distributions payables.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and basis adjustments on investments in partnerships.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$2,277,546,615	$395,742,604	$(93,030,923)	$302,711,681

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $18,000 plus $2,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended and the Chairman of the Audit Committee and the Lead Trustee each receive an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, Class B, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, 1.00%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $451,206,717 and $323,238,938, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $335,918 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor retained a total of $1,764,944 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. During the year ended December 31, 2012, there were no borrowings under the line of credit.

8. Shares of Beneficial Interest. The Fund offers five classes of shares – Class AAA Shares, Class A Shares, Class B Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (“CDSC”) upon redemption within six years of purchase and automatically convert to Class A Shares approximately eight years after the original purchase. The applicable Class B CDSC is equal to a percentage declining from 5% of the lesser of the NAV per share at the date of the original purchase or at the date of redemption, based on the length of time held. Class B Shares are available only through exchange of Class B Shares of other funds distributed by the Distributor. Class C Shares are subject to a 1.00% CDSC for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $2,612 and $9,890, respectively.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	42,918,489	$247,367,735	77,106,721	$482,045,189
Shares issued upon reinvestment of distributions	13,133,957	74,662,864	9,885,925	61,351,171
Shares redeemed	(61,156,851)	(351,416,628)	(35,216,129)	(216,910,500)

Net increase/(decrease)	(5,104,405)	$(29,386,029)	51,776,517	$326,485,860

Class A
Shares sold	56,808,138	$330,948,122	87,441,475	$551,769,401
Shares issued upon reinvestment of distributions	15,572,252	89,174,119	9,609,809	59,868,588
Shares redeemed	(56,487,051)	(326,302,832)	(25,077,988)	(156,695,956)

Net increase	15,893,339	$93,819,409	71,973,296	$454,942,033

Class B
Shares sold	—	—	—	$1
Shares issued upon reinvestment of distributions	844	$4,209	1,358	7,461
Shares redeemed	(22,110)	(114,191)	(19,332)	(104,990)

Net decrease	(21,266)	$(109,982)	(17,974)	$(97,528)

Class C
Shares sold	44,406,687	$225,047,436	81,277,550	$457,882,802
Shares issued upon reinvestment of distributions	21,814,736	108,215,992	12,948,729	71,720,764
Shares redeemed	(46,711,413)	(231,957,030)	(19,656,558)	(109,234,432)

Net increase	19,510,010	$101,306,398	74,569,721	$420,369,134

Class I
Shares sold	24,129,266	$142,634,925	12,060,835	$75,830,097
Shares issued upon reinvestment of distributions	3,175,734	18,274,249	1,335,248	8,326,961
Shares redeemed	(13,767,068)	(79,754,310)	(4,112,759)	(25,751,376)

Net increase	13,537,932	$81,154,864	9,283,324	$58,405,682

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended December 31, 2012 is set forth below:

	Beginning Shares	Shares Purchased	Ending Shares	Net Change In Unrealized Appreciation	Dividend Income	Value at December 31, 2012	Percent Owned of Shares Outstanding
Corning Natural Gas Corp.	288,918	36,115	325,033	$(397,623)	$147,348	$4,973,001	14.77%

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Utilities Fund

Notes to Financial Statements (Continued)

11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The Gabelli Utilities Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Utilities Fund (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

The Gabelli Utilities Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Utilities Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]
INTERESTED TRUSTEES[3]:
Mario J. Gabelli, CFA Trustee Age: 70	Since 1999	27

Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.

Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011- 2012)

INDEPENDENT TRUSTEES[5]:
Anthony J. Colavita Trustee Age: 77	Since 1999	35	President of the law firm of Anthony J. Colavita, P.C.	—
Vincent D. Enright Trustee Age: 69	Since 1999	17	Former Senior Vice President and Chief Financial Officer of KeySpan Corporation (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics); Director of the LGL Group, Inc., and until September 2006, Director of Aphton Corporation (pharmaceuticals)
Mary E. Hauck Trustee Age: 70	Since 2000	3	Retired Senior Manager of the Gabelli O’Connor Fixed Income Mutual Funds Management Company	—
Kuni Nakamura Trustee Age: 44	Since 2009	13	President of Advanced Polymer, Inc. (chemical wholesale company)	—
Werner J. Roeder, MD Trustee Age: 72	Since 1999	22	Medical Director of Lawrence Hospital and practicing private physician	—

The Gabelli Utilities Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:
Bruce N. Alpert President and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund’s By-Laws and Agreement and Declaration of Trust. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with Gabelli Funds, LLC which acts as the Fund’s investment adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.115, $0.115, $0.077, $0.079, and $0.129 per share for Class AAA, Class A, Class B, Class C, and Class I, respectively, and long-term capital gains totaling $24,949,966 or the maximum allowable. The distributions of long-term capital gains have been designated as a capital gain dividend by the Fund’s Board of Trustees. For the year ended December 31, 2012, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.89% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Recharacterization, and Job Creation Act of 2010. The Fund designates 45.54% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income

The percentage of the ordinary income distribution paid by the Fund during 2012 which was derived from U.S. Treasury securities was 0.36%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 12.62%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

   Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI UTILITIES FUND

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF TRUSTEES

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Vincent D. Enright

Former Senior Vice President

and Chief Financial Officer,

KeySpan Corp.

Mary E. Hauck

Former Senior Portfolio

Manager,

Gabelli-O’Connor Fixed

Income Mutual Fund

Management Co.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

OFFICERS

Bruce N. Alpert

President and Acting

Chief Compliance Officer

Agnes Mullady

Secretary and Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate,

Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Utilities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating

Morningstar® rated The Gabelli Utilities Fund Class AAA Shares 4 stars overall, 3 stars for the three and ten year periods, and 5 stars for the five year period ended December 31, 2012 among 75, 75, 55, and 73 Utilities funds, respectively. Morningstar Rating™ is based on risk-adjusted returns.

GAB470Q412AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Vincent D. Enright is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,800 for 2011 and $27,700 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,200 for 2011 and $3,300 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $49,500 for 2011 and $29,100 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	3/8/2013

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	3/8/2013

*	Print the name and title of each signing officer under his or her signature.